                                                                  Exhibit 99.1

[Mail-Well LOGO]


For Immediate Release, January 24, 2002

-        MAIL-WELL EXCEEDS FULL YEAR FREE CASH FLOW TARGET BY 42%
-        "NEW MAIL-WELL" FULL YEAR EBITDA AND EPS FORECASTS EXCEEDED
-        2001 DEBT PAY DOWN REACHES $142 MILLION

ENGLEWOOD, COLO. (JANUARY 24, 2002) -- Mail-Well, Inc., (NYSE: MWL) announced today the results for the quarter and twelve months ended December 31, 2001. The results for continuing operations before restructuring charges were $0.09 per share on sales of $390 million during the fourth quarter compared to $0.04 per share on sales of $412 million for the previous quarter and, for the full year, $0.29 per share on $1.65 billion in sales. The corresponding results for the "New" Mail-Well which also exclude the results of assets held for sale were $0.06 per share on $370 million of sales for the fourth quarter compared to $0.02 per share on $386 million of sales for the third quarter. For the full year, earnings for the "New" Mail-Well were $0.19 per share on $1.57 billion of sales compared to $0.18 per share forecast in the Company's strategic plan on $1.62 billion of sales.

As part of Mail-Well's previously announced consolidation of certain Envelope plants and other restructuring programs, a charge of $18.8 million before taxes was taken during the quarter. Also during the quarter, a review of the expected net proceeds, which are still in the $300 million range, required the recognition of an additional charge which brought the loss from discontinued operations to $45.1 million for the quarter, while reducing the loss previously recorded on assets held for sale by $5.9 million. As a result, the Company lost $45.7 million during the quarter or $0.96 per share.

During the quarter, the Company's total operations including discontinued operations and assets held for sale generated $36 million of free cash flow or $0.76 per share. In total for the year-to-date, free cash flow reached $142 million or $2.99 per share, well in excess of the full year target of $100 million and 51% more than the $94 million generated last year.

Paul Reilly, Chairman, President and CEO, stated, "All profit and cash flow commitments we made to our shareholders when we rolled out our strategic plan in June 2001 have been met or exceeded. Given all that has happened since these commitments were first made, I am very pleased with the progress to date. Fourth quarter results compared to those in the third quarter exhibit the quarter over quarter improvements that are necessary for us to meet our 2002 forecasts. Within an environment of very soft sales, our cost cutting measures and our strategic initiatives are proving effective. We expect this trend to continue in the new year and the improvement in results to accelerate as the year progresses. We expect to achieve our total year forecasts of $145 million of EBITDA and $0.63 of earnings per share in 2002 for "New" Mail-Well."

"The process for the sale of the Label and Printed Office Products Segments and other non-core assets is proceeding. The sale of these properties are at various stages, from negotiations of definitive agreements to expectations of receipt of final bids."

Mail-Well will hold a telephonic conference call today, Thursday, January 24th at 1:00pm Eastern Standard Time. To participate in the conference call please dial in to 800-967-7184 or 719-457-2633 and give the confirmation code #452434. Please call 5-7 minutes before the call is to begin. The conference call will also be webcast. To listen to the webcast, go to www.mail-well.com or www.streetevents.com or www.companyboardroom.com.
-----------------    --------------------    ------------------------

If you are unable to join the Mail-Well conference call, you may access a replay of the call starting Thursday, January 24, 2002 from 2:00pm Mountain Time until 11:00pm Thursday, January 31, 2002 Mountain Time. To access the replay, please dial 888-203-1112 or 719-457-0820 and refer to conference code #452434.

Mail-Well (NYSE: MWL), until 2001, had specialized in four growing multibillion-dollar market segments in the highly fragmented printing industry: commercial printing, envelopes, labels and printed office products. Mail-Well currently has approximately 15,000 employees and more than 140 printing facilities and numerous sales offices throughout North America and the United Kingdom. The previously announced strategic plan will result in the company concentrating on its Envelope and Commercial Print segments where it holds today leading positions. These segments achieved sales of $1.6 billion in 2001. The other segments will be exited. The company is headquartered in Englewood, Colorado.

This press release may make forward-looking statements, which are subject to various uncertainties and risks that could affect their outcome. Factors, which could cause or contribute to differences include, but are not limited to, the ability to execute strategic initiatives including the timely sale of certain assets at favorable prices, economic conditions, product demand and sales, ability to obtain assumed productivity and cost savings, interest rates, foreign currency exchange rates, paper and raw material costs and the ability to pass them through to customers, waste paper prices, postage rates, union relations, competition and competitors' actions, and changes in the direct mail industry. Please refer to the company's 10-K, 10-Qs and other SEC filings for a more detailed discussion of the risks. This press release does not constitute an offer to sell or solicitation of an offer to buy Mail-Well securities.

   NOTE: News Releases and other information on Mail-Well can be accessed at www.mail-well.com
                               -----------------

CONTACT:         Mr. Michel P. Salbaing
                 Senior Vice President and Chief Financial Officer
                 MAIL-WELL, INC.
                 (303) 790-8023

                 Gregory B. Powell, Senior Vice President
                 Bevo Beaven, Senior Account Executive
                 CARL THOMPSON ASSOCIATES
                 (800) 959-9677

                                    ####

                                          MAIL-WELL, INC.
                                    CONSOLIDATED BALANCE SHEETS
                                          (IN MILLIONS)

                                                            DECEMBER 31,           DECEMBER 31,
                                                                2001                   2000
                                                       ----------------------  --------------------
Cash                                                   $                 0.8   $               0.1
Trade receivables, net                                                 207.8                 128.6
Investment in securitization                                               -                  75.4
Inventories, net                                                       104.5                 131.4
Net assets of discontinued operations                                  246.4                 405.5
Net assets held for sale                                                54.1                     -
Other current assets                                                    66.0                  66.8
                                                       ----------------------  --------------------
  Total current assets                                                 679.6                 807.8
                                                       ----------------------  --------------------

Property, plant & equipment, net                                       375.4                 431.0
Goodwill & other intangibles, net                                      347.1                 389.1
Other assets, net                                                       54.0                  45.2
                                                       ----------------------  --------------------
  Total                                                $             1,456.1   $           1,673.1
                                                       ======================  ====================

Current portion of long-term debt                                      302.8                  40.0
Other current liabilities                                              244.0                 234.3
                                                       ----------------------  --------------------
Current liabilities                                                    546.8                 274.3
                                                       ----------------------  --------------------

Long-term debt                                                         550.2                 879.8
Deferred income taxes                                                  100.5                 107.0
Other long-term liabilities                                             16.7                  26.2

Shareholders' equity                                                   241.9                 385.9
                                                       ----------------------  --------------------
  Total                                                $             1,456.1   $           1,673.2
                                                       ======================  ====================




Note: The balance sheet at December 31, 2000 has been restated to show net assets of discontinued operations.

                                                          MAIL-WELL, INC.
                                          CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           THREE-MONTHS AND YEAR-ENDED DECEMBER 31, 2001
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                           THREE-MONTHS ENDED                YEAR-ENDED
                                                                           DECEMBER 31, 2001              DECEMBER 31, 2001
                                                                         -----------------------     ----------------------------
                                                                            2001          2000           2001            2000
                                                                            ----          ----           ----            ----
Net sales                                                                $   390.4     $   470.5     $   1,653.5     $   1,823.6


Gross profit                                                                  78.0         100.2           329.4           385.1
    Selling, administrative and other                                         56.9          65.6           238.2           248.8
    Amortization                                                               2.8           5.2            12.7            12.7
    Impairment loss (gain) on assets held for sale                            (5.9)         --               2.9            --
    Restructuring and other special charges                                   18.8           5.4            41.8             6.1
                                                                         ---------     ---------     -----------     -----------
Operating income                                                               5.4          24.0            33.8           117.5
    Interest and other expense                                                11.2          17.6            54.5            63.1
                                                                         ---------     ---------     -----------     -----------
Income (loss) from continuing operations before income taxes                  (5.8)          6.4           (20.7)           54.4
    Income taxes (benefit)                                                    (5.2)          4.1            (7.7)           22.7
                                                                         ---------     ---------     -----------     -----------
Income (loss) from continuing operations                                      (0.6)          2.3           (13.0)           31.7
Income from discontinued operations:
    Loss from discontinued operations, net of tax                             --           (10.4)           (2.2)           (5.5)
    Loss on disposal, net of tax benefit                                     (45.1)         --            (121.0)           --
                                                                         ---------     ---------     -----------     -----------
Income (loss) before extraordinary item                                      (45.7)         (8.1)         (136.2)           26.2
    Extraordinary gain                                                        --            --              --               1.4
                                                                         ---------     ---------     -----------     -----------
Net income (loss)                                                        $   (45.7)    $    (8.1)    $    (136.2)    $      27.6
                                                                         =========     =========     ===========     ===========


ADDITIONAL INFORMATION:

EBITDA (pro forma before impairment loss and restructure charge)         $    31.6     $    45.1     $     132.9     $     178.0

Weighted average shares - basic                                               47.7          47.7            47.6            48.8

Earnings (loss) per basic share from continuing operations               $   (0.01)    $    0.05     $     (0.27)    $      0.65
Earnings (loss) per basic share from discontinued operations                 (0.95)        (0.22)          (2.59)          (0.11)
Earnings (loss) per basic share from extraordinary item                       --            --              --              0.03
                                                                         ---------     ---------     -----------     -----------
    Earnings (loss) per share - basic                                    $   (0.96)    $   (0.17)    $     (2.86)    $      0.57
                                                                         =========     =========     ===========     ===========


Weighted average shares - diluted                                             47.7          47.7            47.6            49.2

Earnings (loss) per diluted share from continuing operations             $   (0.01)    $    0.05     $     (0.27)    $      0.64
Earnings (loss) per basic share from discontinued operations                 (0.95)        (0.22)          (2.59)          (0.11)
Earnings (loss) per diluted share from extraordinary item                     --            --              --              0.03
                                                                         ---------     ---------     -----------     -----------
    Earnings (loss) per share - diluted                                  $   (0.96)    $   (0.17)    $     (2.86)    $      0.56
                                                                         =========     =========     ===========     ===========

                                                          MAIL-WELL, INC.
                                                        SEGMENT INFORMATION
                                           THREE-MONTHS AND YEAR-ENDED DECEMBER 31, 2001
                                                           (IN MILLIONS)


                                                                       THREE-MONTHS ENDED
                                                                          DECEMBER 31,                YEAR-ENDED DECEMBER 31,
                                                                   --------------------------         -----------------------
                                                                    2001             2000 (1)           2001           2000 (1)
    Net sales
      Commercial Printing                                          $ 191.0           $ 243.9          $  817.9         $  961.8
      Envelope                                                       199.4             226.6             835.5            861.8
                                                                   -------           -------          --------         --------
        Total net sales                                              390.4             470.5           1,653.4          1,823.6

    Operating income
      Commercial Printing                                              2.7              13.4              19.2             58.4
      Envelope                                                        23.8              26.8              87.3             92.7
                                                                   -------           -------          --------         --------
        Total from operating segments                                 26.5              40.2             106.5            151.1

      Corporate services and other expenses                           (5.4)             (5.6)            (15.3)           (14.8)
      Restructuring and impairment charges                           (12.9)             (5.4)            (44.7)            (6.1)
      Amortization                                                    (2.8)             (5.2)            (12.7)           (12.7)
                                                                   -------           -------          --------         --------
    Total operating income                                         $   5.4           $  24.0          $   33.8         $  117.5
                                                                   =======           =======          ========         ========



    (1) Net sales have been restated to include billed freight previously reported in cost of sales.

                                                          MAIL-WELL, INC.
                                   RECONCILIATION OF ACTUAL RESULTS WITH "NEW" MAIL-WELL RESULTS
                                            FOR THE THREE-MONTHS ENDED DECEMBER 31, 2001
                                               (MILLIONS, EXCEPT PER SHARE AMOUNTS)
SUPPLEMENTAL SCHEDULE I

                                                                                                                      THREE-MONTHS
                                                                                                                         ENDED
                                                                                                                      DECEMBER 31,
                                                         THREE-MONTHS ENDED DECEMBER 31, 2001                             2000
                                        ----------------------------------------------------------------------------  ------------
                                                                                PRO-FORMA
                                                                              RESULTS FROM
                                        ACTUAL                                 CONTINUING                   "NEW"        "NEW"
                                        RESULTS         (a)         (b)        OPERATIONS      (c)        MAIL-WELL    MAIL-WELL
                                        --------      -------     -------     ------------   -------      ---------    ---------
Net sales                               $ 390.4       $  -        $  -          $ 390.4      $ 20.1        $ 370.3      $ 447.7
Operating expenses                        385.0         12.9         -            372.1        16.8          355.3        420.9
                                        -------       ------      ------        -------      ------        -------      -------
Operating income                            5.4        (12.9)        -             18.3         3.3           15.0         26.8
Interest and other                         11.2          -           -             11.2         1.0           10.2         16.3
Taxes                                      (5.2)        (8.1)        -              2.9         1.2            1.7          3.8
Loss from discontinued operations          45.1          -          45.1            -           -              -            -
                                        -------       ------      ------        -------      ------        -------      -------
Net income                              $ (45.7)      $ (4.8)     $(45.1)       $   4.2       $ 1.1        $   3.1      $   6.7
                                        =======       ======      ======        =======       =====        =======      =======

Earnings per share (loss) - basic       $ (0.96)                                $  0.09                    $  0.06      $  0.14
                                        =======                                 =======                    =======      =======

EBITDA (PRO FORMA BEFORE RESTRUCTURE AND IMPAIRMENT CHARGES):
--------------------------------------------------------------
  Continuing operations                 $  31.6                                                                         $  45.1
  Less:  Assets held for sale               3.3                                                                             3.8

                                        -------                                                                         -------
   Total "new" Mail-Well                $  28.3                                                                         $  41.3
                                        =======                                                                         =======


(a) Restructuring and other special charges, including the loss on assets held for sale
(b) Loss on disposal, net of tax benefit
(c) Operating results for assets held for sale

                                                          MAIL-WELL, INC.
                                       RECONCILIATION OF ACTUAL RESULTS WITH "NEW" MAIL-WELL
                                           RESULTS FOR THE YEAR ENDED DECEMBER 31, 2001
                                                (MILLIONS, EXCEPT PER SHARE AMOUNTS)
SUPPLEMENTAL SCHEDULE II

                                                                                                                       YEAR ENDED
                                                                                                                      DECEMBER 31,
                                                               YEAR-ENDED DECEMBER 31, 2001                               2000
                                        ----------------------------------------------------------------------------  ------------
                                                                                PRO-FORMA
                                                                              RESULTS FROM
                                        ACTUAL                                 CONTINUING                     "NEW"        "NEW"
                                        RESULTS         (a)         (b)        OPERATIONS        (c)        MAIL-WELL    MAIL-WELL
                                        --------     --------    ---------    ------------     ------       ---------    ---------
Net sales                              $1,653.5      $  -        $    -         $ 1,653.5      $ 84.0       $ 1,569.5    $ 1,723.5
Operating expenses                      1,619.7        44.7           -           1,575.0        71.3         1,503.7      1,613.0
                                       --------      ------      --------       ---------      ------       ---------    ---------
Operating income                           33.8       (44.7)          -              78.5        12.7            65.8        110.5
Interest and other                         54.5         -             -              54.5         5.1            49.4         57.2
Taxes                                      (7.7)      (17.7)          -              10.0         2.9             7.1         19.2
Loss on discontinued operations           123.2         -           123.2             -           -               -            -
                                       --------      ------      --------       ---------      ------       ---------    ---------
Net income                             $ (136.2)     $(27.0)     $ (123.2)      $    14.0      $  4.7       $     9.3    $    34.1
                                       ========      ======      ========       =========      ======       =========    =========

Earnings (loss) per share - basic        ($2.86)                                $    0.29                   $    0.19    $    0.69
                                         ======                                 =========                   =========    =========

EBITDA (PRO FORMA BEFORE RESTRUCTURE AND IMPAIRMENT CHARGES):
-------------------------------------------------------------
  Continuing operations                $  132.9                                                                          $   178.0
  Less:  Assets held for sale              14.8                                                                               11.0

                                       --------                                                                          ---------
   Total "new" Mail-Well               $  118.1                                                                          $   167.0
                                       ========                                                                          =========

(a) Restructuring and other special charges, net of gain on assets held for sale
(b) Loss on disposal, net of tax benefit
(c) Operating results for assets held for sale

                                          MAIL-WELL, INC.
                                     SCHEDULE OF FREE CASH FLOW
                          FOR THE QUARTER AND YEAR-ENDED DECEMBER 31, 2001
                                           (IN MILLIONS)
SUPPLEMENTAL SCHEDULE III

                                                                   Quarter-to-date           Year-to-date
                                                                   ---------------           ------------
             EBITDA                                                $         44.5            $     183.9
             Interest and other bank charges                                (24.2)                 (77.0)
             Tax payments                                                     4.1                   (2.5)
             Capital expenditures, net                                       (9.1)                 (46.4)
                                                                   --------------            -----------
                                                                             15.3                   58.0
             Change in working capital                                       21.1                   84.1
                                                                   --------------            -----------

             Free cash flow *                                      $         36.4            $     142.1
                                                                   ==============            ===========


             Free cash flow per share:
                 From operations                                   $         0.32            $      1.22
                 From working capital management                             0.44                   1.77
                                                                   --------------            -----------
             Free cash flow per share                              $         0.76            $      2.99
                                                                   ==============            ===========


             Note:  Year-to-date EBITDA excludes the impact of restructuring and impairment charges

             * All free cash flow has been used to reduce funded debt including securitization

                      STRATEGIC UPDATE

                     DECEMBER 31, 2001

                                         ENVELOPE STRATEGIC UPDATE

            EMERGING RESULTS DEMONSTRATE THAT THE STRATEGIC INITIATIVES ARE ON TRACK TO MEET AND
                                            EXCEED EXPECTATIONS





                           OPPORTUNITY
STRATEGIC INITIATIVES        (EBITDA)                      ACTIONS COMPLETE TO DATE                  EMERGING RESULTS

CONSOLIDATION                 $20MM                   *  3 of 9 plants closed -
                                                         Omaha, Allentown & IEC
                                                         Santa Fe Springs
                                                      *  Detailed consolidation plans
                                                         complete for all regions
                                                      *  Reporting systems in place
                                                         to measure progress and
                                                         results                          *  26% of total goal realized to date
                                                                                          *  Annualized benefits of $1.9MM being
                                                                                             realized from Omaha
                                                                                             *  Exceeding plan by 126%
                                                                                             *  Equates to 17% of sales
                                                                                             *  100% of customers retained
                                                                                             *  Sales growth this year of 12%

REGIONALIZATION                                       *  Regional organization charts
                                                         have been redesigned
                                                      *  Redundant positions identified
                                                         and dates for elimination
                                                         established                      *  On track to deliver the previously
                                                                                             announced $12MM in EBITDA by
                                                                                             12/31/02
                                                                                          *  Remaining 6 consolidations 40% or
                                                                                             more complete - 2 greater than 80%
                                                                                             complete


PRICING                       $8MM                    *  Detailed costing study complete
                                                      *  Online market intelligence tool
                                                         and estimating
                                                      *  First region to transition to
                                                         new system 2/4/02
                                                      *  System reports designed to
                                                         enable measuring and monitoring
                                                         new system                       *  Preliminary results show that new
                                                                                             system providing more consistent job
                                                                                             estimates
                                                                                          *  Real results expected in 2002;
                                                                                             estimated EBITDA run rate
                                                                                             improvement of $6.6MM

BEST PRACTICES                                        *  Best practices documented and
                                                         distributed
                                                         *  Waste reduction
                                                         *  Parts, repairs & maintenance
                                                            (PRM)
                                                      *  Quick hits identified and
                                                         nearing full capture
                                                      *  Teams kicked off in all
                                                         "receiver" sites and many other
                                                         plants
                                                      *  Tracking software for PRM
                                                         acquired, local inventories
                                                         done                             *  Annualized benefits of $2.0MM being
                                                                                             realized from 2nd half 2001 best
                                                                                             practices
                                                                                          *  1st wave of transfer will account
                                                                                             for over 30% of opportunity
                                                                                          *  Full contribution from wave 1 is
                                                                                             expected by Q3'02



                                     COMMERCIAL PRINT STRATEGIC UPDATE

                 THE TWO PILOT PLANTS ARE 100% COMPLETE, AND EMERGING RESULTS ARE POSITIVE;
                          WE HAVE CONTINUED IMPLEMENTATION AT 10 ADDITIONAL PLANTS



    EDGE INITIATIVES                                ACTIONS TAKEN AT PILOT PLANTS               EMERGING RESULTS AT PILOT PLANTS

ALIGN TO TARGET
CUSTOMER SEGMENTS                            *  Realigned go-to-market (GTM) focus on
                                                target customers best served with
                                                existing capabilities
                                             *  Trained salesforce in structured account
                                                acquisition, retention and planning
                                                process which prioritizes by customer
                                                profitability and potential                  *  Salesforce has embraced new tools
                                                                                                and processes
                                                                                             *  Major acquisition and penetration
                                                                                                opportunities identified and
                                                                                                pursued by Sales
                                                                                             *  One pilot met aggressive budget
                                                                                                for the last 3 months of 2001 -
                                                                                                despite post-Sept 11 market
                                                                                             *  One pilot has exceeded VA/Sales %
                                                                                                and existing account hit ratio
                                                                                                targets
                                                                                             *  Major top-line increases expected
                                                                                                from pilot plants in Q1'02

INSTALL PRICING DISCIPLINE
AND
INCREASE PROFITABILITY
                                             *  Installed and trained estimators in
                                                updated cost and estimating standards,
                                                which reflect production reality
                                             *  Implemented processes to ensure
                                                collection on changes in specifications
                                                and extras
                                             *  Trained Sales Manager in new pricing and
                                                authorization guidelines which will better
                                                leverage knowledge of actual costs and
                                                market dynamics, and free manager time
                                                for sales activities                         *  More consistent estimating and
                                                                                                pricing expected through better
                                                                                                understanding of true costs
                                                                                             *  Change orders and overs at pilot
                                                                                                plants have increased by ~ 100%
                                                                                             *  Major improvements to change
                                                                                                orders, overs, and number of
                                                                                                overpriced/underpriced jobs in
                                                                                                pilot and other plants expected
                                                                                                by Q1'02

INSTITUTE BEST
PRACTICE TRANSFER
IN OPERATIONS AND
CUSTOMER SERVICE TEAMS                       *  Developed and rolled out operating best
                                                practices in scheduling, pre-press,
                                                press and bindery
                                             *  Rolling out Customer Service Team (CST)
                                                to better service customers and enhance
                                                MWL's value proposition                      *  Pilot plant machine speed
                                                                                                increases of ~ 10%, plus tighter
                                                                                                scheduling practices have
                                                                                                increased chargeability by 10%
                                                                                                points to target levels (>85%)
                                                                                             *  Improvements to key metrics in
                                                                                                pilot and other plants expected
                                                                                                by end of Q1'02
